UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023 (November 4, 2023)

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On November 4, 2023, BigBear.ai Holdings, Inc. (“BigBear.ai” or the “Company”) entered into an agreement and plan of mergers (the “Merger Agreement”) with Pangiam Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Pangiam Purchaser, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Pangiam Purchaser”), Pangiam Ultimate Holdings, LLC, a Delaware limited liability company (the “Seller”), and Pangiam Intermediate Holdings, LLC, a Delaware limited liability company (“Pangiam Intermediate”), pursuant to which, among other matters, (i) Merger Sub will merge with and into Pangiam Intermediate, with Merger Sub ceasing to exist and Pangiam Intermediate surviving as a wholly-owned subsidiary of the Company (the “First Merger”), and (ii) immediately following the First Merger, Pangiam Intermediate will merge with and into Pangiam Purchaser, with Pangiam Intermediate ceasing to exist and Pangiam Purchaser continuing as a wholly-owned subsidiary of the Company (the “Second Merger”, together with the First Merger, the “Mergers”). AE Industrial Partners, LP (“AEIP”) and certain of its affiliates beneficially own a majority of both BigBear.ai and the Seller.

The purchase price is $70 million, subject to customary adjustments for indebtedness, cash, working capital, and transaction expenses (“Purchase Price”) and will be payable solely in shares of BigBear.ai common stock, $0.0001 per share (the “Common Stock”). $3.5 million of shares of Common Stock will be held back at the time of the closing of the Mergers (the “Closing”) to cover any post-Closing adjustments to the Purchase Price.

A special committee of the board of directors of the Company (the “Committee”) has approved the Merger Agreement and the transactions contemplated thereby, and the Company intends to hold a stockholders meeting to consider and vote upon the approval of the issuance of Common Stock as consideration in the Mergers (the “Share Issuance”) and the transactions contemplated by the Merger Agreement.

As provided in the Merger Agreement, in connection with and at the time of the closing of the First Merger, each unit of Pangiam Intermediate issued and outstanding immediately prior to the closing of the First Merger and all rights in respect thereof will cease to exist and be converted into and represent solely the right to receive, without interest, a number of shares of Common Stock equal to the Purchase Price (based on a price per share of Common Stock of $1.3439 which represents the 20-day VWAP for Common Stock ending on the trading day immediately prior to the date of the Merger Agreement), subject to the terms and conditions of the Merger Agreement.

The obligations of each of BigBear.ai and the Seller are subject to specified conditions, including, among other matters: (i) the United Kingdom Secretary of the State shall have granted approval of the transactions contemplated by the Merger Agreement or otherwise provided written confirmation to the parties that such approval is not required, (ii) no final, binding and non-appealable injunction, order, judgment, decision, decree or ruling shall have been issued, promulgated, enacted or enforced by any governmental entity after the date of the Merger Agreement enjoining or otherwise prohibiting the performance of the Merger Agreement or the consummation of any of the transactions contemplated thereby, and (iii) the approval of the Share Issuance and the transactions contemplated by the Merger Agreement by BigBear.ai’s stockholders.

The Merger Agreement contains customary representations and warranties from BigBear.ai, Pangiam Intermediate, Pangiam Purchaser, Merger Sub and the Seller. It also contains customary covenants, including covenants providing for each of BigBear.ai, Pangiam Intermediate and the Seller to use commercially reasonable efforts to cause the Mergers to be consummated, and covenants requiring Pangiam Intermediate to use commercially reasonable efforts to carry on its business in the ordinary course of business consistent with past practices during the period between the execution of the Merger Agreement and the Closing and not to knowingly initiate, facilitate, participate, solicit or engage in discussions or negotiations with respect to alternate transactions. BigBear.ai has also obtained representation and warranty insurance which provides coverage for certain breaches of representations and warranties made by Pangiam Intermediate and the Seller in the Merger Agreement, subject to exclusions, deductibles, and other terms and conditions.

The Merger Agreement contains termination rights for each of BigBear.ai and the Seller, including in the event that (i) the Mergers are made illegal or any governmental entity issues a non-appealable final order enjoining the Mergers, (ii) the Merger is not consummated by August 4, 2024 (the “Outside Date”), or (iii) the BigBear.ai stockholders do not approve the transactions contemplated by the Merger Agreement and the Share Issuance.

Each of BigBear.ai and the Seller may also terminate the Merger Agreement if the other party breaches its representations, warranties or covenants in a manner that would lead to the failure of a condition, subject to a 30-day cure period.

The Merger Agreement also provides that the Committee is required to recommend to BigBear.ai’s stockholders to approve the transactions contemplated by the Merger Agreement, including the Share Issuance (the “Recommendation”). The Committee may change its Recommendation as a result of an intervening event that arises after the date of the Merger Agreement if the failure to make such change would be inconsistent with the fiduciary duties of BigBear.ai’s board of directors. In the event of a change in Recommendation, the Seller is entitled to expense reimbursement of up to a maximum of $1.25 million.

The Merger Agreement provides that in connection with the Closing, the Company, the Seller, and the other parties thereto, will enter into a joinder and second amendment to the Amended & Restated Investor Rights Agreement, dated as of December 6, 2021, as amended on July 20, 2023, pursuant to which, among other matters, the Seller will be subject to a one year lockup period (subject to customary exceptions) with respect to the Common Stock issued to it in connection with the Mergers and entitled to certain registration rights.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Covenants Agreement

Simultaneously with the execution of the Merger Agreement, on November 4, 2023, the Company entered into a business covenants agreement (the “Business Covenants Agreement”) with AE Industrial Partners, LP and AE Industrial Operating Partners, LLC (which are affiliates of AEIP, together, the “AE Consultants”) pursuant to which the AE Consultants agreed to customary employee non-solicit and non-hire covenants and confidentiality provisions for a period of two years after the Closing.

The foregoing description of the Business Covenants Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Covenants Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated into this Item 3.02 by reference. The Share Issuance will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

Item 8.01.	Other Events.

On November 6, 2023, the Company issued a press release in connection with the announcement of the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on November 6, 2023, the Company sent communications to (i) the Company’s employees, (ii) Pangiam Intermediate’s employees, (iii) the Company’s partners, (iv) the Company’s customers, and (v) analysts and investors, which are filed as Exhibits 99.2 – 99.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 6, 2023, the Company distributed (i) talking points to the Company’s employees and (ii) a list of frequently asked questions to the Company’s employees, which are filed as Exhibits 99.9 and 99.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 6, 2023, the Company issued public statements regarding the execution of the Merger Agreement, which is filed as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Mergers, dated as of November 4, 2023, by and among Pangiam Ultimate Holdings, LLC, Pangiam Intermediate Holdings, LLC, Pangiam Merger Sub, Inc., Pangiam Purchaser, LLC, and the Company

10.1	Business Covenants Agreement, dated as of November 4, 2023, by and among AE Industrial Partners, LP, AE Industrial Operating Partners, LLC, and the Company

99.1	Press Release, dated November 6, 2023

99.2	Core Message Presentation to Employees, dated November 6, 2023

99.3	Transaction Announcement Letter to BigBear.ai Employees, dated November 6, 2023

99.4	CEO Welcome Letter to Pangiam Intermediate Employees, dated November 6, 2023

99.5	Transaction Announcement Letter to BigBear.ai Partners, dated November 6, 2023

99.6	Transaction Announcement Letter to Customers, dated November 6, 2023

99.7	Transaction Announcement Letter to Analysts and Investors, dated November 6, 2023

99.8	Social Media Announcements Regarding Transaction, dated November 6, 2023

99.9	Transaction Talking Points Script, dated November 6, 2023

99.10	Frequently Asked Questions Publication, dated November 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules and exhibits to the Agreement and Plan of Mergers have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to provides copies of any of the omitted schedules and exhibits to the Securities and Exchange Commission (the “SEC”) upon request.

Important Additional Information Will be Filed with the SEC

BigBear.ai will file with the SEC a proxy statement of BigBear.ai relating to a special meeting of BigBear.ai’s stockholders (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIGBEAR.AI, PANGIAM INTERMEDIATE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BigBear.ai’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BigBear.ai and Pangiam Intermediate and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BigBear.ai in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BigBear.ai, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BigBear.ai’s directors and executive officers is contained in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BigBear.ai and Pangiam Intermediate, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including without limitation statements concerning the transactions contemplated by the Merger Agreement, the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BigBear.ai’s or Pangiam Intermediate’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BigBear.ai makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023

BigBear.ai Holdings, Inc.

By:	/s/ Sean Ricker
Sean Ricker
Chief Accounting Officer